OXIS BIOTECH
CORPORATE OVERVIEW

FALL 2015

OXIS

Forward Looking Statements

This presentation contains forward-looking statements that can be identified by such terminology such as “expects”, “potential”, “suggests”, “may”, or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. In particular, management’s expectations regarding future research and development results could be affected by, among other things, uncertainties relating to clinical trials and product development; unexpected regulatory delays or government regulation generally; the Company’s ability to obtain or maintain patent and other proprietary intellectual property protection; and competition in general. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward looking statements are made.

IMMUNO-ONCOLOGY FOCUS



Antibody Directed Cell-Mediated Cytotoxic Therapeutics (ADCC)

Antibody-Drug Conjugates (ADC)



HIGHLIGHTS

- **Extensive clinical and preclinical pipeline:**
  - Antibody-drug conjugates including novel dual-payload and bispecific ADCs
  - NK cell and T-cell bispecific and trispecific antibody directed cell-mediated cytotoxic therapeutics (ADCCs)
- **One product candidate awaiting FDA allowance to proceed with Phase I/II clinical trial**
- **Four additional product candidates entering clinic over the next 12-24 months**
- **Robust immuno-oncology technology platform including scFv constructs, full-length macropinocytosis optimized human monoclonal antibodies & proprietary drug payloads**

Antibody Drug Conjugate (ADC)



ANTIBODY-DRUG CONJUGATE MECHANISM OF ACTION


1 ADC in plasma
2 ADC binds to receptor
3 ADC-receptor complex is internalized
4 Cytotoxic agent is released
5 Apoptosis (cell death)

Reference: Carter PJ et al. *Cancer J.* 2008;14(3):154-169.

ANTIBODY DIRECTED CELL-MEDIATED CYTOTOXICITY (ADCC)



Immune Cell Triggers Destruction of Cancer Cell
T-cell or NK cell Engager
Binds to Cancer Cell

T-cell Engager
Cytotoxic Mechanism of Action



A
T cell
cytotoxicity
activation
Tumor cell
TCR/CD3
bsAb
Perforin
TAA
Granzyme
B
Upregulation of CD25
Upregulation of CD69
Secretion of cytokines
Proliferation
Production of granzyme and perforin
signaling activation
activation of caspase pathway
triggering of apoptosis
Cancer cell death
Lysis

NK Cell Engager ADCC
Cytotoxic Mechanism of Action



DC
CD4
CD8
INF-γ, TNF-α
IL-12, IL-18
Tumor specific antibody binding to FcγRIII
Tumor
Natural Killer Cell
FcγRIII
Tumor
Gene silencing by RNA interference
AR
IR
Inhibition of kinases involved in inhibitory signals
IL-15, IL-2
Monoclonal anti-bodies blocking inhibitory receptors
Treg
Tumor
Depletion of Tregs

THERAPEUTIC CATEGORY COMPARABLE

BLINCYTO™ (blinatumomab) for injection

BLINCYTO® (blinatumomab) from Amgen is a first-in-class FDA approved bispecific CD19-directed CD3 T-cell engager antibody directed cell-mediated cytotoxic therapeutic (ADCC). Blinctyo is approved for the treatment of childhood acute lymphoblastic leukemia.

ADCETRIS® brentuximabe vedotina

ADCETRIS® (brentuximab vedotin) from Seattle Genetics is a first-in-class FDA approved antibody-drug conjugate (ADC) targeting CD30+ cancer cells. Adcetris is approved for the treatment of certain lymphomas.

Comprehensive Immuno-Oncology Technology Platform





- **Antibody-Drug Conjugate (ADC) Therapeutic Platform**
  - scFvs targeting CD19, CD22, CD33, CD133, EpCAM, TAG72
  - Full-length human MAbs targeting ICAM, FZD7, CD38
  - Payloads: OXS-4235, OXS-2175, Diphtheria Toxin, Pseudomonas Exotoxin
- **Antibody Directed Cell-Mediated Cytotoxic (ADCC) Therapeutic Platform**
  - NK Cell Engagers (Core: CD16 scFv/IL15)
  - T-Cells Engagers (Core: CD3 scFv /TAG-72 w/wo cytokines or immune checkpoint inhibitors)

PROPRIETARY ADC DRUG PAYLOADS

- **OXS-4235**
  Inhibitor *of p62/Sequestosome 1* resulting in autophagy-directed multiple myeloma cell death and TNFα inhibition improving osteogenesis



- **OXS-2175**
  Targets *Inhibitor of DNA Binding 1* (Id-1) *Protein* which interacts with certain HLH transcription factors preventing their activation



- **Deimmunized Recombinant Diphtheria Toxin**
  Catalyzes ADP ribosylation of elongation factor 2 (EF-2) inhibiting translation



- **Deimmunized Recombinant Pseudomonas Exotoxin**
  Catalyzes ADP ribosylation of elongation factor 2 (EF-2) inhibiting translation



ROBUST PRODUCT PIPELINE

Product Candidate	Description / Indication	Therapeutic Category	R&D	IND Enabling Studies GMP Manufacturing	Phase 1	Phase 2
OXS-1550	**Anti-CD19/Anti-CD22/DT** (Acute lymphoblastic leukemia & Non-Hodgkin's lymphoma)	Bispecific ADC				
OXS-1650	**Anti-EpCAM/Anti-CD133/PE-KDEL** (Refractory Epithelial Ovarian cancer)	Bispecific ADC				
OXS-3550	**CD16/IL15/CD33 Trispecific NK cell engager** (B-cell malignancies)	ADCC				
OXS-4550	**TAG-72/CD3 Bispecific T-cell engager** (Triple Negative Breast & other TAG-72+ cancers)	ADCC				
OXS-1750	**Anti-CD38/OXS4235** (Multiple Myeloma & Secondary Osteolytic Lesions)	ADC				
OXS-1850	**Anti-FZD7/OXS4235** (TNBC & other FZD7+ Solid Tumors)	ADC				
OXS-1950	**Anti-FZD7/Taxol/OXS2175** (FZD7+ Taxol Refractory Solid Tumors)	ADC Dual Payload				
OXS-2050	**Anti-ICAM/MMAE/OXS4235** (Triple Negative Breast & other ICAM+ cancers)	ADC Dual Payload				

OXIS

OXS-1550
INITIAL PHASE 1 STUDY RESULTS


A
Before therapy
After a single course of DT2219
B
Before therapy
After 2 courses of DT2219

Figure 2.
Imaging studies in patients attaining objective response on phase I study. A, abdominal CT imaging of 77-year-old patient with rituximab and chemotherapy-refractory CLL treated with DT2219 at dose level 40 μg/kg every other day × 4 doses before and at day 28 after therapy is shown. The 40% reduction in the abdominal tumor mass was observed after a single course of therapy. B, CT images of a 53-year-old female with $CD22^{+}CD19^{+}$ relapsed chemotherapy refractory marginal zone lymphoma. The patient was treated at dose level 60 μg/kg/day QOD×4 and experienced a DLT of capillary leak syndrome and neutropenia. After regulatory approval, the patient received a second treatment course 8 weeks later at a reduced dose of 40 μg/kg/day QOD×4, which resulted in complete resolution of the tumor mass. CT images were taken before therapy and after the second course of DT2219. Arrows indicate a tumor mass.

- **Panel A: Partial Response in 77 yr old patient with refractory chronic lymphocytic leukemia**
- **Panel B: Complete Response in 53 yr old patient with refractory marginal zone lymphoma which is ongoing at 18 months post therapy**

Vallera, D., Miller, J., et. al., Clin Cancer Res: 21(6) 2015

INITIAL CLINICAL EXPERIENCE SUMMARY

- Infusion and dose schedule permits OXS-1550 to enter bloodstream, and gives it time to work despite a relatively short, 1-1.1 hour half-life which is not atypical for bispecific scFv therapeutics, e.g., see prescribing information BLINCYTO® (1.42 hour – a bispecific scFv) versus Adcetris® (4-6 days – a full-length IgG_1).
- Correlative CD22 and CD19 marker studies show that B-cell depletion occurred. Bispecific ADC design with a modified toxin has merit.
- At 80 µg/kg dose, OXS-1550 appears to have manageable toxicity (SAEs), and the Maximum Tolerated Dose (MTD) was not reached in the completed Phase 1 study.
- PK appears to be better when OXS-1550 is administered to patients over a 2 hour period, rather than over 4 hours.
- Durable objective responses occurred in 2 patients; one was complete remission after 2nd cycle (60 µg/kg QOD x4; 40 µg/kg QOD x4).
- An optimized dosing regimen needs to be determined before proceeding with a Phase 2 study. Hence, the pending clinical trial design negotiated with FDA is a staged, Phase 1 study transitioning to a Phase 2 study after the optimal dosing regimen has been determined.

OXS-1550
Pending Phase I/II Clinical Trial

- Study Title: OXS-1550 (DT2219) Bispecific Antibody-Immunotoxin Conjugate for the Treatment of Relapsed or Refractory CD19 (+) and/or CD 22 (+) B-Lineage Leukemia or Lymphoma
- PI: Veronika Bachanova, MD, PhD
- Co-PIs: Jeffery S. Miller, MD, Michael Verneris, MD, Aleksandr Lazaryan, MD, MPH, PhD
- IND Sponsor: Daniel Vallera, PhD
- Clinical Trial Site: Masonic Cancer Center, University of Minnesota

- The study consists of two phases – a continuation phase I dose/schedule finding component using the maximum tolerated dose identified during the previous phase I study, but with a higher number of doses and a two-stage phase II extension component to confirm safety and make a preliminary determination of the activity level by disease using the dose identified in phase I.

- Dosing / Disease Assessment: Patients will receive a minimum of one cycle of OXS-1550 (DT2219) as an intravenous infusion days 1, 3, 5, 8 and days 15, 17, 19 and 22 of a 28 day treatment cycle. A disease reassessment will be done at day 29. If a patient has clinical benefit and no unacceptable side effects, they may receive up to 2 additional cycles of OXS-1550 (DT2219) until disease progression and/or unacceptable toxicity. Dose cohorts: 40, 60, 80 µg/kg/dose.

- The MTD from phase I will be carried forward into a two-stage phase II component to confirm safety and make a preliminary determination of the activity level for non-Hodgkin lymphoma (NHL) patients (Arm 1) and leukemia (Leukemia) patients (Arm 2).

- Enrollment:
  - Patients ≥ 12 years with relapsed or refractory CD19+ and/or CD22+ B-lineage leukemia/ lymphoma
  - Phase I: Standard 3+3 design requiring 6 to 12 patients
  - Phase II: Two stage design by disease – assigned to Arm 1(NHL) or Arm 2 (Leukemia) stage 1: enroll a total of 9 patients (including all treated at the MTD in phase I and evaluable after 1st cycle of treatment) if 1 or more responds within the Arm, activate stage 2 enrolling an additional 8 patients to that Arm

PRODUCT CANDIDATE SUMMARY

Product Candidates	Description	Indications	Competitive Advantage
OXS-1550	Bispecific ADC targeting CD19+ and CD22+ cancers with deimmunized diphtheria toxin payload.	CD19+ and CD22+ B-cell Malignancies Acute Lymphoblastic Leukemia (ALL) Non-Hodgkin's Lymphoma (NHL)	Broader therapeutic utility resulting from bispecific scFv ADC design able to target cancer cells expressing either CD19 or CD22 or both receptors. Potent deimmunized diphtheria toxin payload disrupts cancer cell protein synthesis via inhibition of elongation factor-2 (EF2).
OXS-1650	Bispecific ADC targeting EpCAM+ solid tumors and CD133+ intratumoral cancer stem cells with deimmunized pseudomonas exotoxin payload.	EpCAM+ Solid Tumors CD133+ Cancer Stem Cells Refractory Epithelial Ovarian Cancer	Broader therapeutic utility resulting from bispecific scFv ADC design able to target EpCAM+ solid tumors and CD133+ metastatic cancer stem cells (Wnt/β-catenin signaling pathway) residing within the intratumoral environment. Potent deimmunized pseudomonas exotoxin payload to disrupt cancer cell protein synthesis via inhibition of elongation factor-2 (EF2).
OXS-3550	Trispecific ADCC NK Cell Engager targeting CD16 receptor on NK cells and CD33 receptor on cancer cells. Contains IL-15 as an NK cell activator.	CD33+ B-cell Malignancies Acute Myelogenous Leukemia (AML)	Unique incorporation of IL-15 into design yielding a trispecific scFv ADCC construct which targets CD33+ B-cell malignancies and binds to the CD16 receptor on NK cells with IL-15 activating the NK cell regardless of the presence of killer cell immunoglobulin-like receptor (KIR) ligands which inhibit NK cell activity.
OXS-4550	Bispecific T-cell Engager targeting CD3 receptor on T-cells and TAG-72 receptor cancer cells.	TAG-72+ Solid Tumor Cancers Triple Negative Breast Cancer	Unique bispecific T-cell engager ADCC targeting TAG-72+ solid tumors designed as a monotherapy or to be used as an enhancer to other immune stimulating agents such as checkpoint inhibitors Optivo® (nivolumab) and Yervoy® (ipilimumab).
OXS-1750	ADC composed of a macropinocytosis-optimized anti-CD38 monoclonal antibody carrying OXS-4235 (a proprietary small molecule p62/Sequestosome 1 inhibitor) drug payload.	Multiple Myeloma & Multiple Myeloma Bone Disease - Secondary Osteolytic Lesions	Novel full-length anti-CD38 monoclonal antibody which recognizes CD38 receptor on multiple myeloma cells and internalizes via macropinocytosis. Built using proprietary and patented homobifunctional cleavable linkers and small molecule p62/Sequestosome 1 inhibitor that induces apoptosis in multiple myeloma cells by signaling via the p62/Sequestosome 1 autophagy pathway while simultaneously restoring proper bone remodeling osteogenesis via reduction of osteoclast levels. Can be used as a monotherapy, or in combination with proteasome inhibitors Valcade® (bortezomid) and Revlimid® (lenalidomid).

Product Candidate Summary

Product Candidates	Description	Indications	Competitive Advantage
OXS-1850	ADC composed of a macropinocytosis-optimized anti-FZD7 monoclonal antibody carrying OXS-4235 (a proprietary p62/Sequestosome 1 inhibitor) drug payload.	FZD7+ Solid Tumor Cancers Breast Cancer Primary Hepatocellular Carcinoma Non-small Cell Lung Carcinoma	Novel full-length anti-FZD7 monoclonal antibody which recognizes FZD7 receptor on cancer cells and internalizes via macropinocytosis. Built using proprietary and patented homobifunctional cleavable linkers and OXS-4235 (a proprietary small molecule p62/Sequestosome 1 inhibitor that induces apoptosis in cells by signaling via the p62/Sequestosome 1 autophagy pathway).
OXS-1950	Dual-drug ADC composed of a macropinocytosis-optimized anti-FZD7 monoclonal antibody carrying Taxol and OXS-2175 (a proprietary Id-1 inhibitor) multidrug payload.	FZD7+ / Taxol Refractory Cancers Triple Negative Breast Cancer	Novel full-length anti-FZD7 monoclonal antibody which recognizes FZD7 receptor on cancer cells and internalizes via macropinocytosis. Built using proprietary and patented heterobifunctional cleavable linkers, and multidrug payload consisting of Taxol and OXS-2175 (a proprietary small molecule Id-1 inhibitor which resentizes cells to Taxol therapy and inhibits stroma formation preventing cancer cell attachment).
OXS-2050	Dual-drug ADC composed of a macropinocytosis-optimized anti-ICAM monoclonal antibody carrying OXS-4235 (a proprietary p62/Sequestosome 1 inhibitor) and monomethyl auristatin E (Adcetris*) multidrug payload.	ICAM+ Cancers Breast Cancer Lung Cancer	Novel full-length anti-FZD7 monoclonal antibody which recognizes FZD7 receptor on cancer cells and internalizes via macropinocytosis. Built using proprietary and patented heterobifunctional cleavable linkers, and multidrug payload consisting of OXS-4235 (p63/Sequestosome 1 inhibitor) and synthetic monomethyl auristatin E (Adcetris*).

INTELLECTUAL PROPERTY

- **Powerful intellectual property position**
  - **Comprehensive patent portfolio, worldwide exclusive rights fully supporting the development and commercialization of innovative immuno-oncology therapeutics.**

- **Portfolio covers compositions of matter and methods of use in each**
  - **1 pending patent application.**
  - **4 licensed patents and 9 options to licensed patents.**
  - **Patents under discussion for 8 license agreements.**

- **Freedom to operate and further growth**
  - **Strategy formulated by experienced professionals to navigate the patent landscape and enrich the portfolio.**
  - **Extensive searches and analyses conducted at the onset of each program.**

MARKET OPPORTUNITY

- **Multiple Myeloma**
  - Affects 26,850 people annually in the USA causing about 11,240 deaths per year[1].
- **Triple-Negative Breast Cancer**
  - Approximately 15%-20% of all breast cancer cases.
  - Affects 231,840 new cases of invasive breast cancer last year in the USA causing about 40,290 deaths last year[1].
- **Refractory Epithelial Ovarian Cancer**
  - Epithelial carcinoma of the ovary is one of the most common gynecologic malignancies and the fifth most frequent cause of cancer death in women, with 50% of all cases occurring in women older than 65 years.
- **Acute Lymphoblastic Leukemia (ALL)**
  - In 2012, 352,000 global leukemia cases with 265,000 deaths. Amgen received FDA approval (12/2014) for its bispecific T-cell engager (BiTE®) antibody construct, blinatumomab, (CD3 T-cell/CD19 malignant B-cell) for the treatment of adults with Philadelphia-negative (Ph-) relapsed/refractory B-precursor acute lymphoblastic leukemia (ALL).

(1) American Cancer Society (2013)

PEOPLE

- **Management**
  - **Anthony J. Cataldo, Chairman & Chief Executive Officer**
    - **Formerly the founder, Chairman and CEO of Lion Biotechnologies [Nasdaq: LBIO]**
  - **Steven Weldon, MBA, CPA, Chief Financial Officer**
- **Scientific Advisory Board**
  - **James Mulé, Ph.D., Senior Member, Executive Vice President Applied Science, H. Lee Moffitt Cancer Center & Research Institute.**
  - **Cassian Yee, M.D., Professor, Department of Immunology, Division of Cancer Medicine and Director, Solid Tumor Cell Therapy, Center for Cancer Immunology Research, MD Anderson Cancer Center.**
  - **Sean Xie, M.D., Ph.D., MBA, Professor, Associate Dean for Research Innovation, and Director of CCGS and CDAR Centers, University of Pittsburgh School of Pharmacy.**
  - **Stephen Chang, Ph.D., Vice President of Research & Development, New York Stem Cell Foundation.**
  - **Lisa Haile, Ph.D., Esq., Partner, DLA Piper**
- **Advisor**
  - **Martin Schroeder, MSc, EVP & Managing Director, Emmes Group**

BOARD OF ADVISORS

- **Our Business Advisory Board will become members of the Oxis Board of Directors upon a successful up-listing to the NASDAQ exchange**
  - **James Nelson**
    - Director and audit committee member of Icahn Enterprises and Herbalife
    - Prior Director and audit committee member of Tropicana Entertainment, The Viskase Companies, American Entertainment Properties, Atlantic Coast Entertainment, Cequel Communications, and Take Two Interactive Software
  - **Randolph Read**
    - President and Chief Executive Officer of Nevada Strategic Credit Investments
    - Former President of several companies, International Capital Markets Group
    - Currently serves on the Boards of New York REIT (Chairman), Healthcare Trust (Chairman), Business Development Corporation of America, and the Advisory Board of the Flying Food Group
  - **Michael Sitrick**
    - Founder, Chairman and Chief Executive Officer of Sitrick And Company, strategic communications firm advising such healthcare companies as Amgen, Glaxo Smith-Kline and Biovail
    - Former Board member of APP pharmaceuticals and Abraxis BioScience

ICAHN ENTERPRISES L.P.

NYRT NEW YORK REIT

SITRICK AND COMPANY

FINANCIALS & CAPITALIZATION

	Proforma Post 250:1 Reverse Split**
Stock Price*	$4.175
Current Common Shares Outstanding	2,400,000
Post Conversion Shares Outstanding	12,609,827
Outstanding Warrants	11,906
Fully Diluted Common Shares	15,021,733
Total Debt	$0.00
Cash and Equivalents	$125,000
Average Warrant Price	$50.00

* Closing price was $0.0167 on October 2, 2015; Assuming a 250:1 stock split.

** Approval of an amendment to effect a reverse stock split of the common stock at a ratio of not less than 50-for-1 and not more than 250-for-1 was granted by a majority of the voting shareholders (Schedule 14C DEF filed with SEC on May 19, 2015).

VALUE CREATION STRATEGY

- ***One Product Candidate Awaiting FDA Allowance to Proceed with Phase I/II Clinical Trial***
  - **0XS-1550 (Anti-CD19/Anti-CD22/DT Bispecific ADC; Acute lymphoblastic leukemia & Non-Hodgkin's lymphoma)**

- ***Four Product Candidates Entering Clinic within 18-24 Months***
  - **OXS-1650 (Anti-EpCAM/Anti-CD133/PE-KDEL Bispecific ADC; Refractory Epithelial Ovarian cancer)**
  - **OXS-3550 (CD16/IL15/CD33 Trispecific NK cell engager; B-cell malignancies)**
  - **OXS-4550 (TAG-72/CD3 Bispecific T-cell engager; Triple Negative Breast & other TAG-72+ cancers)**
  - **OXS-1750 (Anti-CD38/OXS4235 ADC; Multiple Myeloma & Secondary Osteolytic Lesions)**

VALUE CREATION STRATEGY

- ***Pharma / Biotech Company Partnering Opportunities***
  - **Rich Immuno-Oncology Product Pipeline**
  - **Comprehensive ADCC & ADC Technology Platform**
  - **Strong ADCC and ADC Intellectual Property**
  - **NK Cell ADCC Engagers**
  - **T-Cell ADCC Engagers**
  - **ADCs with Proprietary Cleavable Links for use with Small Molecule Payloads**
  - **Bispecific ADCs; human scFv fusion protein constructs**
  - **Full-length ADCs; human monoclonal antibodies/macropinocytosis library**
  - **Recombinant Toxin payloads; diphtheria toxin & pseudomonas exotoxin**
  - **Combinatorial small molecule libraries targeting p62/Sequestosome 1 and Id-1**

SUMMARY

- Extensive clinical and preclinical pipeline:
  - Antibody-drug conjugates including novel dual-payload and bispecific ADCs
  - NK cell and T-cell bispecific and trispecific antibody directed cell-mediated cytotoxic therapeutics (ADCCs)
- One product candidate awaiting FDA allowance to proceed with Phase I/II clinical trial
- Four additional product candidates entering clinic over the next 18-24 months
- Robust immuno-oncology technology platform including scFv constructs, full-length macropinocytosis optimized human monoclonal antibodies & proprietary drug payloads

OXIS BIOTECH
CORPORATE OVERVIEW

FALL 2015